UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 14, 2005
                                                 -------------------------------

                              Global Signal Inc.
            (Exact name of registrant as specified in its charter)


 Delaware                         001-32168                     65-0652634
------------------------------------------------------------------------------
(State or other             (Commission                       (IRS Employer
jurisdiction of             File Number)                  Identification No.)
  incorporation)


301 North Cattlemen Road, Suite 300, Sarasota, Florida            34232
------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code   (941) 364-8886
                                                 -------------------------------

------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    Other Events

         Global Signal issued a press release on February 14, 2005, attached hereto and incorporated herein by reference as Exhibit 99.1, announcing that it has signed a definitive agreement with Sprint Corporation ("Sprint") under which Global Signal will have the exclusive right to lease or operate more than 6,600 wireless communication towers and related assets of Sprint for a period of 32 years for $1.202 billion.

ITEM 9.01    Financial Statements and Exhibits

(c)      Exhibits

99.1     Press release dated February 14, 2005.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GLOBAL SIGNAL INC.
                                          (Registrant)

                                          /s/ William T. Freeman
                                          -------------------------------
                                         William T. Freeman
                                         Executive Vice President,
                                         Chief Financial Officer
                                         & Assistant Secretary

Date: February 14, 2005

                                 EXHIBIT INDEX

Exhibit Number    Exhibit

99.1              Press release dated February 14, 2005.